Supplement Dated October 1, 1997 to the Prospectus Dated January 31, 1997

   ADVANTUS Venture Fund, Inc.

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400 Robert Street North  .  St. Paul, Minnesota 55101  .  1-800-443-3677
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Effective October 1, 1997, the Portfolio Manager of Advantus Venture Fund,
Inc. will be Mr. Douglas Pugh. Mr. Pugh was an Equity Analyst for Advantus Capital Management, Inc. and MIMLIC Asset Management Company from June 1994 to September 1997. Prior to that time, Mr. Pugh attended the Carlson School of Management at the University of Minnesota from July 1993 to May 1994; and was a Financial Analyst from June 1990 to June 1993 with Kemper Corporation, Long Grove, Illinois.
































          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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F. 51609 10-1997